5. GROUP STRUCTURE	12 Months Ended
Dec. 31, 2018
Group Structure
GROUP STRUCTURE
5.1	Business combinations

5.1.1 Acquisition of PPSL’s Capital stock

On May 13, 2016, Petrobras Internacional Braspetro B.V. (“Petrobras Holland”), a subsidiary of Petróleo Brasileiro S.A. (“Petrobras Brazil”) and the Company executed a share purchase agreement for the acquisition by the Company of the whole capital stock of PPSL, which holds 67.1933% of the capital stock and voting rights in Petrobras (respectively, the “Share Purchase Agreement” and the “Transaction”) for an amount of U$S 80 million.

On July 27, 2016, the Transaction was closed upon the meeting of all applicable conditions precedent, the Transaction’s final price, was set at U$S 900 million.

The following operations were completed after the closing of the Transaction:

(i)	On October 14, 2016, YPF acquired from Petrobras 33.33% of all rights and obligations in the concession over the Río Neuquén area for an amount of U$S 72 million and the 80% interest in the concession over the Aguada de la Arena area for an amount of U$S 68 million.
(ii)	On October 27, 2016, an affiliate of Petrobras Brasil acquired from Petrobras 33.6% of the rights and obligations in the concession over the Río Neuquén area for an amount of U$S 72 million and 100% of the rights and obligations pursuant to the Operating Agreement entered into by Petrobras, Bolivia Branch and YPF Bolivia, regarding the Colpa and Caranda areas in Bolivia for a negative value of U$S 20 million.
(iii)	The Company increased its direct and indirect interest in Petrobras to 90.4% as a result of the consummation of mandatory tender offer and voluntary public offer for the exchange of Petrobras’ shares (the offers), on November 22 and 23, 2016.
(iv)	In March 2017 and as a result of the Company's adherence to the regularization regime (moratorium), in relation to certain liabilities identified (see detail in Note 10.4), which established benefits of releasing tax fines and reducing compensatory interests, a payment obligation to Petrobras Brasil of $ 171 million, was generated as a contingent consideration in accordance with the Purchase Agreement and was paid on April 18, 2017.

5.1.2 Sale of participations

5.1.2.1. Sale and swap of indirect interest in TGS

On July 27, 2016, the Company sold its 25.5% indirect interest in TGS (through PEPCA, owner of a 10% equity interest in CIESA and through other subsidiaries rightholders as the only beneficiary of the trust that owns 40% equity interest in CIESA, the “interest in TGS”) to Grupo Inversor Petroquímica S.L. (members of the GIP Group, headed by the Sielecki family), WST S.A. and PCT L.L.C. (members of the Werthein group) (jointly, the “Purchasers”). The economic impact of the transaction reached to a gain of $ 1,015 million.

On January 11, 2017, the CNDC approved the acquisition by the Company of 40% of CIESA’s capital stock, an interest that had been acquired by the Company through CIESA’s financial debt swap executed on July, 2012 and 100% of PEPCA shares acquired on March, 2011.

On January 17, 2017, the exchange whereby the Purchasers transferred to PHA their capacity as beneficiaries and trustees of the trust holding 40% of CIESA's capital stock and voting rights, and the Company and PHA transferred to the Purchasers shares representing 40% of CIESA’s capital stock and voting rights, was perfected; the Group thus keeping a 10% direct interest in CIESA's capital stock and voting rights. The Exchange was approved by ENARGAS on December 29, 2016. The Purchasers and the Company’s direct and indirect interests in TGS remain unaltered as a result of the Exchange.

5.1.2.2 Sale of interest in Greenwind

With the purpose of incorporating into the project a strategic partner contributing part of the investments necessary for the development of the Mario Cebreiro Wind Farm, on March 10, 2017, CTLL and PP entered into an agreement with Valdatana Servicios y Gestiones S.L.U., an entity which later changed its name to Viento Solutions S.L. for the sale of 50% of Greenwind’s capital stock and rights for a total amount of U$S 11.2 million.

As a result of the transaction, the Company has deconsolidated Greenwind's assets and liabilities and presents its interest in the joint venture based on the equity method of accounting.

5.1.2.3 Sale of interest in Oldelval

On November 2, 2018, the Company entered into an agreement with ExxonMobil Exploration Argentina S.R.L. for the sale of 21% of Oldelval’s capital stock and rights, maintaining the remaining 2.1% interest.

Subsequently, on November 27, 2018, the transaction was closed upon the meeting of the applicable precendent conditions, the purchase price paid by the purchaser amounted to U$S 36.4 million.

As a result of the transaction, the Comany has recongnised a $ 1.052 million gain, before taxes, stated in terms of the measuring unit current as of December 31, 2018.

5.1.3 Corporate reorganization

The corporate reorganizations mentioned below are carried out in order to obtain important benefits for the Company and all its corporate group, as it will allow for enhanced operating efficiency; an optimized use of available resources; the leveraging of technical, administrative and financial structures; and the implementation of converging policies, strategies and goals. Furthermore, the high complementarity between the participating companies will be leveraged, thus reducing costs resulting from the duplication and overlapping of operating and administrative structures.

This reorganization was perfected by means of a merger through absorption process, under the terms of tax neutrality pursuant to articles 77 and following of the Income Tax Law, whereby the absorbed companies will be dissolved without liquidation subject to the stipulations of the PMC, the provisions of sections 82 to 87 of Companies Act No. 19,550 and its amending provisions, the CNV provisions, the BCBA Listing Rules and other provisions, the IGJ provisions and all other applicable legal and regulatory provisions.

5.1.3.1 2016 Reorganization

On August 10, 2016, the Company and Petrobras’ Board of Directors resolved to instruct both managements to initiate all necessary tasks and procedures to merge Pampa Energía, as absorbing company, with Petrobras, as absorbed company.

Furthermore, it was considered appropriate to incorporate as absorbed companies under such merger, two Petrobras’ subsidiaries: PEISA (95% through a direct interest and 5% through an indirect interest) and Albares (100% direct interest).

The merger was effective as of November 1, 2016, date on which the transfer to the absorbing company of all the rights and obligations, assets and liabilities of Petrobras, PEISA and Albares became effective, all of which subject to the corresponding corporate approvals under the applicable law and the registration with the Registry of Commerce of the merger and the dissolution without liquidation of the absorbed companies.

On December 23, 2016, the Board of Directors of Pampa Energía, as absorbing company and Petrobras Argentina, PEISA and Albares, as absorbed companies, approved the CPF, which was authorized by the CNV on January 13, 2017. On February 16, 2017, the Extraordinary General Meetings of Shareholders approved the merger in agreement with the terms of the CPF. On April 19, 2017, the final merger agreement was entered into.

Pursuant to the provisions of Chapter X of the CNV provisions, the Company has filed a merger authorization proceeding before this entity and obtained from the CNV its authorization to publish the merger prospectus.

On May 2, 2018, the Public Registry registered the merger. On May 21, 2018, the exchange of Petrobras shares for those of the Company was effected (for the remaining 10.6% minority interest). As a result, 193,745,611 shares of Petrobras were exchanged for 101,771,793 shares of the Company, with 2,775 shares remaining as treasury shares since they were fractional or decimal shares which were paid in cash. As of December 31, 2018, in accordance with current regulations, the Company proceeded to sell those shares. There was no exchange ratio for PEISA and Albares’s shares, as Petrobras holds 100% of the capital stock of these companies.

5.1.3.2 2017 Reorganization

On September 22, 2017, the Company’s Board of Directors informed that the companies which would take part in the merger would be the Company, as absorbing company, and BLL, CTG, CTLL, EG3 Red, INDISA, INNISA, IPB, PP II and PEPASA, as absorbed companies.

The merger became effective on October 1, 2017, date as from which the transfer of the absorbed companies’ equity to the absorbing company became effective and, therefore, all their rights and obligations, assets and liabilities will become incorporated into the absorbing company’s equity, all of which subject to the corresponding corporate approvals under the applicable law and the registration with the Public Registry of Commerce of the merger and the dissolution without liquidation of the absorbed companies.

On December 21, 2017, the Board of Directors of Pampa Energía, as absorbing company and BLL, CTG, CTLL, EG3 Red, INDISA, INNISA, IPB, PP II and PEPASA, as absorbed companies, approved the CPF, and on April 27, 2018, the Extraordinary General Meetings of Shareholders approved the merger in agreement with the terms of the CPF.

On June 1, 2018, the final merger agreement was entered into between Pampa and the absorbed companies and was filed for registration before the applicable controlling authorities. On July 20, 2018 the CNV’s authorization on merger publication was obtained and on August 2, 2018, the Public Registry registered the merger. On August 15, 2018, the exchange of PEPASA, CTG INNISA and INDISA shares for 144.322.083 of the Company was effected, with 1,880 shares remaining as treasury shares since they were fractional or decimal shares which were paid in cash. As of December 31, 2018, in accordance with current regulations, the Company proceeded to sell those shares. There was no exchange ratio for the remaining companies, as Pampa direct and indirect held 100% of the capital stock of these companies.

5.1.3.3 Merger of Subsidiaries

The merger's effective date detailed below was fixed on January 1, 2017 and correspond to business combinations between companies under common control, and therefore there is no effect in these consolidated financial statements.

5.1.3.3.1. CTLL, EASA and IEA.SA

On December 7 and 22, 2016, the Board of Directors of CTLL, EASA and IEA.SA resolved to initiate all necessary tasks and procedures for the merger through absorption among CTLL, as absorbing company, and EASA and IEA.SA, as absorbed companies.

In analyzing this reorganization, EASA’s management concluded that, in order for the process to be viable, it was necessary to capitalize the debt EASA held with holders of Series A and B Discount Corporate Bonds issued on July 19, 2006 and maturing in 2021. On March 27, 2017 EASA’s Extraordinary General Meeting of Shareholders resolved to capitalize such CBs, which was accepted by PISA in its capacity as sole holder.

On January 18, 2018, the shareholders’ meetings of the intervening companies approved the merger and on February 19, 2018, the merger final agreement was entered into. On July 16, 2018, the Public Registry registered the merger.

5.1.3.3.2 PACOSA and WEBSA

On December 7, 2016, the Boards of Directors of PACOSA and WEBSA resolved to begin all necessary tasks and procedures for the merger through absorption between PACOSA, as absorbing company, and WEBSA as absorbed company.

On March 7, 2017, the shareholders’ meetings of the intervening companies approved the merger, and on May 30, 2017 the merger final agreement was entered into. On March 5, 2018, the Public Registry registered the merger.

5.2. Discontinued operations

As of December 31, 2017 assets and liabilities subject to the transactions detailed below have been classified as held for sale, and the results for affected operations have been disclosed under “Discontinued Operations” in the consolidated Statement of comprehensive income.

5.2.1. Sale of PELSA shares and certain oil areas

On January 16, 2018, the Company agreed to sell to Vista Oil & Gas S.A.B. de C.V. (“Vista”) its direct 58.88% interest in PELSA and its direct interests in the Entre Lomas, Bajada del Palo, Agua Amarga and Medanito-Jagüel de los Machos blocks, in line with the Company's strategy to focus its investments and human resources both on the expansion of its power generation installed capacity and on the exploration and production of natural gas, placing a special focus on the development and exploitation of unconventional gas reserves, as well as to continue investing on the development of its utility concessions.

On April 4, 2018, upon the meeting of all applicable conditions precedent, the transaction was closed. The price paid by Vista, considering the agreed adjustments regarding interests in PELSA, amounted to U$S 389 million. This transaction generated a profit comprehensive income net of taxes in the amount of $ 1,115 million, as follows:

12.31.2018
Sale price	10,197
Book value of assets sold and costs associated with the transaction	(8,553)
Result for sale	1,644
Interests (1)	133
Income tax	(818)
Included in results	959

Other comprehensive income (loss)
Reclasification from exchange differences on translation	223
Income tax	(67)
Included in Other comprehensive income	156

Total comprehensive income	1,115

(1) Are exposed in "Financial income" of the consolidated statement of comprehensive income related to discontinued operations

5.2.2. Sale of assets in the Refining and Distribution segment

On December 7, 2017, the Company executed with Trafigura Ventures B.V and Trafigura Argentina S.A. an agreement for the sale of certain assets in the Company’s refining and distribution segment based on the conviction that the oil refining and distribution business calls for a larger scale to attain sustainability. The closing of the transaction, which is subject to the meeting of certain conditions precedent.

The assets subject-matter of the transaction are as follows: (i) the Ricardo Eliçabe refinery; (ii) the Avellaneda lubricants plant; (iii) the Caleta Paula reception and dispatch plant; and (iv) the network of gas stations currently operated under Petrobras branding.

The Dock Sud storage facility is excluded from the sale, as well as the Company's investment in Refinería del Norte S.A.

Pursuant to the foregoing, as of December 31, 2017, assets and liabilities subject to this transaction have been measured at the lower of fair value less cost to sell and carrying value, stated in terms of the measuring unit current immediately before held for sale criteria was met and it involved the recognition of an impairment of Intangible assets and Property, plant and equipment in the amount of $ 1.040 million.

On May 9, 2018, upon the meeting of all applicable precedent conditions the transaction was subject to, the closing of the sale to Trafigura was carried out, including the transfer of all the Company’s contracts, permits and licenses key for the ordinary conduction of the business, together with the transfer of 1,034 employees related to the assets subject-matter of the sale, of which 67 employees work on the Company’s corporate segment.

After applying the adjustments stipulated in the assets purchase and sale agreement, the transaction price amounted to U$S 124.5 million, and was paid by Trafigura on May 9, 2018, with the exception of U$S 9 million which were previously paid as down payment upon the execution of the agreement, and U$S13.5 million which have been deposited in an escrow account and which will be released in line with the transfer of the network’s gas stations to the “Puma Energy” brand.

Furthermore, after the closing of the transaction, Trafigura paid to Pampa U$S 56 million for the purchase of crude oil.

As of December 31, 2018, the closing of the transaction did not generate additional profits or losses, according to the following detail:

12.31.2018
Sale price	1,044
Book value of assets sold and costs associated with the transaction	(1,044)
Result for sale	-
Income tax	-
Total result	-

It should be highlighted that, as of December 31, 2018, the Company considers that under IFRS it has transferred control over the whole assets since, pursuant to the participation agreements entered into with Trafigura, it has not retained the power to redirect their use or substantially derive other benefits. However, as of the issuance of these financial statements the transfer of ownership and the assignment of agreements associated with the assets mentioned in subsections (i) and (iii) have been perfected, whereas the process for the legal transfer and actual assignment of the agreements associated with the assets described in subsections (ii) and (iv) has started with the rebranding of gas stations to the “Puma Energy” brand, owned by Trafigura, a process which is expected to end in 2019.

Upon completing the above-mentioned asset transaction, Trafigura and the Company executed several contractual agreements whereby, for the May 9, 2018 to November 9, 2018 period, the Dock Sud Terminal provided reception, storage and dispatch services for light fuels and base lubricants owned by Trafigura.

The Company continued executing agreements with other high level companies, to align the Dock Sud plant’s activity as a terminal providing logistics services to third parties. Results associated with the Dock Sud Terminal are disclosed under Continuing operations in the Refining and Distribution segment (see Note 23).

The consolidated statement of comprehensive income related to discontinued operations is presented below:

As of December 31, 2018:

	Oil and gas	Refining y distribution	Eliminations	Total
Revenue	2,481	15,900	(3,388)	14,993
Cost of sales	(1,233)	(13,606)	3,419	(11,420)
Gross profit	1,248	2,294	31	3,573

Selling expenses	(72)	(1,243)	-	(1,315)
Administrative expenses	(46)	(152)	-	(198)
Exploration expenses	(4)	-	-	(4)
Other operating income	54	211	-	265
Other operating expenses	(231)	(378)	-	(609)
Result from the sale of shareholdings in companies and property, plant and equipment	1,644	-	-	1,644
Operating income	2,593	732	31	3,356

Gain (Loss) on monetary position	255	80	(47)	288
Financial income	148	27	-	175
Financial expenses	(20)	(10)	-	(30)
Other financial results	(135)	824	-	689
Financial results, net	248	921	(47)	1,122
Income (loss) before income tax	2,841	1,653	(16)	4,478
				-
Income tax	(973)	(486)	-	(1,459)
Profit (loss) of the year from discontinued operations	1,868	1,167	(16)	3,019

Other comprehensive income (loss)
Income tax	(67)	-	-	(67)
Reclasification from exchange differences on translation	223			223
Exchange differences on translation	156	-	-	156
Other comprehensive income of the year from discontinued operations	312	-	-	312
Total comprehensive income (loss) of the year from discontinued operations	2,180	1,167	(16)	3,331

	Oil and gas	Refining y distribution	Eliminations	Total
Total income (loss) of the year from discontinued operations attributable to:
Owners of the company	1,778	1,167	(16)	2,929
Non - controlling interest	90	-	-	90
	1,868	1,167	(16)	3,019

Total comprehensive income (loss) of the year from discontinued operations attributable to:
Owners of the company	2,026	1,167	(16)	3,177
Non - controlling interest	154	-	-	154
	2,180	1,167	(16)	3,331

As of December 31, 2017:

	Oil and gas	Refining y distribution	Eliminations	Total
Revenue	9,755	27,439	(11,177)	26,017
Cost of sales	(9,468)	(23,313)	11,211	(21,570)
Gross profit	287	4,126	34	4,447

Selling expenses	(298)	(3,192)	-	(3,490)
Administrative expenses	(208)	(703)	-	(911)
Exploration expenses	(31)	-	-	(31)
Other operating income	604	365	-	969
Other operating expenses	(294)	(484)	-	(778)
Impairment of property, plant and equipment	-	(1,040)	-	(1,040)
Operating income (loss)	60	(928)	34	(834)

Financial income	36	25	-	61
Financial expenses	-	(27)	-	(27)
Other financial results	(375)	(20)	-	(395)
Financial results, net	(339)	(22)	-	(361)
Income before income tax	(279)	(950)	34	(1,195)

Income tax	(1,049)	351	-	(698)
Profit (Loss) of the year from discontinued operations	(1,328)	(599)	34	(1,893)

Other comprehensive income
Items that will not be reclassified to profit or loss
Remeasurements related to defined benefit plans	(11)	26	-	15
Income tax	67	(9)	-	58
Items that may be reclassified to profit or loss
Exchange differences on translation	(606)	-	-	(606)
Other comprehensive (loss) income of the year from discontinued operations	(550)	17	-	(533)
Total comprehensive (loss) income of the year from discontinued operations	(1,878)	(582)	34	(2,426)

	Oil and gas	Refining y distribution	Eliminations	Total
Total (loss) income of the year from discontinued operations attributable to:
Owners of the company	(1,503)	(599)	34	(2,068)
Non - controlling interest	175	-	-	175
	(1,328)	(599)	34	(1,893)

Total comprehensive (loss) income of the year from discontinued operations attributable to:
Owners of the company	(1,804)	(582)	34	(2,352)
Non - controlling interest	(74)	-	-	(74)
	(1,878)	(582)	34	(2,426)

As of December 31, 2016:

	Oil and gas	Refining y distribution	Eliminations	Total
Revenue	5,159	13,759	(5,926)	12,992
Cost of sales	(4,077)	(12,547)	6,157	(10,467)
Gross profit	1,082	1,212	231	2,525

Selling expenses	(132)	(1,590)	-	(1,722)
Administrative expenses	(53)	(48)	-	(101)
Exploration expenses	(86)	-	-	(86)
Other operating income	494	964	(792)	666
Other operating expenses	(1,378)	(206)	792	(792)
Operating income (loss)	(73)	332	231	490

Financial income	80	13	-	93
Financial expenses	(21)	(19)	-	(40)
Other financial results	(90)	(84)	-	(174)
Financial results, net	(31)	(90)	-	(121)
(Loss) Income before income tax	(104)	242	231	369

Income tax	(50)	(84)	(83)	(217)
(Loss) Profit of the year from discontinued operations	(154)	158	148	152

Other comprehensive income
Items that will not be reclassified to profit or loss
Remeasurements related to defined benefit plans	(150)	29	-	(121)
Income tax	46	(11)	-	35
Items that may be reclassified to profit or loss
Exchange differences on translation	221	-	-	221
Other comprehensive income of the year from discontinued operations	117	18	-	135
Total comprehensive (loss) income of the year from discontinued operations	(37)	176	148	287

	Oil and gas	Refining y distribution	Eliminations	Total
Total (loss) income of the year from discontinued operations attributable to:
Owners of the company	(133)	158	148	173
Non - controlling interest	(21)	-	-	(21)
	(154)	158	148	152

Total comprehensive (loss) income of the year from discontinued operations attributable to:
Owners of the company	(2)	176	148	322
Non - controlling interest	(35)	-	-	(35)
	(37)	176	148	287

The consolidated statement of cash flows related to discontinued operations is presented below:

	12.31.2018	12.31.2017	12.31.2016

Net cash (used in) generated by operating activities	(1,726)	3,291	2,902
Net cash used in investing activities	-	(1,897)	(1,238)
Net cash generated by (used in) financing activities	1,565	(1,168)	(1,726)
(Decrease) increase in cash and cash equivalents from discontinued operations	(161)	226	(62)

Cash and cash equivalents at the beginning of the year	238	142	275
Loss on net monetary position generated by cash and cash equivalents	(77)	(130)	(60)
(Decrease) increase in cash and cash equivalents	(161)	226	(73)
Cash and cash equivalents at the end of the year	-	238	142

As of December 31, 2017, the assets and liabilities that comprise the assets held for sale and associated liabilities are:

As of December 31, 2017	Oil and gas	Refining y distribution	Total
ASSETS
NON-CURRENT ASSETS
Property, plant and equipment	11,139	1,652	12,791
Intangible assets	459	154	613
Financial assets at amortized cost	52	-	52
Trade and other receivables	9	-	9
Total non-current assets	11,659	1,806	13,465

CURRENT ASSETS
Inventories	226	2,894	3,120
Financial assets at fair value through profit and loss	1,005	-	1,005
Trade and other receivables	629	-	629
Cash and cash equivalents	238	-	238
Total current assets	2,098	2,894	4,992
Total assets classified as held for sale	13,757	4,700	18,457

LIABILITIES
NON-CURRENT LIABILITIES
Defined benefit plans	143	86	229
Deferred tax liabilities	837	-	837
Provisions	1,361	77	1,438
Total non-current liabilities	2,341	163	2,504

CURRENT LIABILITIES
Trade and other payables	576	-	576
Salaries and social security payable	69	-	69
Defined benefit plans	3	9	12
Income tax and minimum notional income tax provision	38	-	38
Taxes payables	173	-	173
Provisions	75	52	127
Total current liabilities	934	61	995
Liabilities associated to assets classified as held for sale	3,275	224	3,499

5.3.	Interest in subsidiaries, associates and joint ventures

5.3.1 Subsidiaries information

Unless otherwise indicated, the capital stock of the subsidiaries consists of common shares, each granting the right to one vote. The country of the registered office is also the principal place where the subsidiary develops its activities.

			12.31.2018	12.31.2017
Company	Country	Main activity	Direct and indirect participation %	Direct and indirect participation %
Corod	Venezuela	Oil	100.00%	100.00%
CPB	Argentina	Generation	100.00%	100.00%
CPB Energía S.A.	Argentina	Generation	100.00%	100.00%
Ecuador TLC S.A.	Ecuador	Oil	100.00%	100.00%
Edenor (2)	Argentina	Distribution of energy	52.18%	51.54%
Enecor S.A.	Argentina	Transportation of electricity	69.99%	69.99%
HIDISA	Argentina	Generation	61.00%	61.00%
HINISA	Argentina	Generation	52.04%	52.04%
PACOSA	Argentina	Distributor	100.00%	100.00%
PBI	Bolivia	Investment	100.00%	100.00%
PELSA (1)	Argentina	Oil	-	58.88%
Petrobras Energía Colombia Gran Cayman	Colombia	Oil	100.00%	100.00%
Petrobras Energía Ecuador	Gran Cayman	Investment	100.00%	100.00%
Petrobras Energía Operaciones Ecuador	Ecuador	Oil	100.00%	100.00%
Petrolera San Carlos S.A.	Venezuela	Oil	100.00%	100.00%
PHA	Spain	Investment	100.00%	100.00%
PISA	Uruguay	Investment	100.00%	100.00%
PP	Argentina	Investment	100.00%	100.00%
PPSL	Spain	Investment	100.00%	100.00%
TGU	Uruguay	Gas transportation	100.00%	100.00%
Transelec	Argentina	Investment	100.00%	100.00%
Trenerec Energía Bolivia	Bolivia	Investment	100.00%	-
Trenerec	Ecuador	Investment	100.00%	-

(1) See Note 5.2.1.

(2) Corresponds to effective interest considering the treasury shares in Edenor´s effect (51,76% nominal interest)

5.3.1.1 Summarised financial information for each subsidiary that has significant non-controlling interest

Non-controlling interests in subsidiaries are not significant for the Company, except for Edenor with 51.76% equity interest and PELSA with 58.88% equity interest, whose sale was perfected on April 4, 2018 (Note 5.2.1).

Edenor

The subsidiary is registered in Argentina, which is also the place where it develops its activities.

i.	Summary statement of financial position

	12.31.2018	12.31.2017
Non Current
Total non current assets	63,284	57,134

Borrowings	7,192	6,189
Other non current liabilities	17,853	18,381
Total non current liabities	25,045	24,570

Current
Cash and cash equivalents	28	122
Other current assets	13,680	13,626
Total current assets	13,708	13,748

Borrowings	1,077	105
Other current liabilities	19,901	18,413
Total current liabilities	20,978	18,518

Total equity	30,969	27,794
Non-controlling interest	14,938	13,470

i.	Summary statement of comprehensive income (loss)

	12.31.2018	12.31.2017	12.31.2016
Revenue	55,954	39,603	25,827
Depreciation	(2,561)	(2,148)	(2,147)
Interest income	672	454	385
Interest expense	(4,968)	(2,567)	(2,589)

Profit for the year before tax	6,175	5,591	388
Income tax	(1,877)	(510)	(147)
Profit for the year	4,298	5,081	241

Other comprehensive loss	(47)	(14)	(7)
Total comprehensive profit of the year	4,251	5,067	234

Income of the year attributable to non-controlling interest	2,073	2,462	117
Other comprehensive income of the year attributable to non-controlling interest	(22)	(7)	(3)
Comprehensive income of the year attributable to non-controlling interest	2,051	2,455	114

i.	Summary statement of cash flow

	12.31.2018	12.31.2017	12.31.2016
Net cash generated by operating activities	9,621	7,361	4,975
Net cash used in investing activities	(8,328)	(8,509)	(4,072)
Net cash used in (geneted by) financing activities	(2,097)	867	(947)
Decrease in cash and cash equivalents	(804)	(281)	(44)

Cash and cash equivalents at the begining of the year	122	382	238
Exchange differences in cash and cash equivalents	156	-	(9)
Result from exposure to inlfation	554	21	292
Cash and cash equivalents at the end of the year	28	122	477

5.3.2	Investments in associates and joint ventures

The following table presents the main activity and information from the financial statements used for valuation and percentages of participation in associates and joint ventures:

		Information about the issuer
	Main activity	Date	Share capital	Profit (loss) of the year/period	Equity	Direct and indirect participation %
Associates
Refinor	Refinery	09.30.2018	92	(113)	968	28.50%

Joint ventures
CIESA (1)	Investment	12.31.2018	639	5,871	16,748	50%
Citelec (2)	Investment	12.31.2018	556	1,531	7,481	50%
Greenwind	Generation	12.31.2018	5	(824)	(408)	50%

(1) The Company holds a direct and indirect interest of 50% in CIESA, a company that holds a 51% interest in the share capital of TGS. therefore, the Company has an indirect participation of 25.50% in TGS.

(2) Through a 50% interest, the company joint controls Citelec, company that controlled Transener with 52.65% of the shares and votes. As a result, the Company has an indirect participation of 26.33% in Transener.

The details of the balances of investments in associates and joint ventures is as follows:

	12.31.2018	12.31.2017
Disclosed in non-current assets
Associates
Refinor	960	1,094
Oldelval	-	379
OCP	1,305	-
Other	10	1
	2,275	1,474
Joint ventures
CIESA	9,755	7,606
Citelec	3,303	2,534
Greenwind	-	261
	13,058	10,401
	15,333	11,875
Disclosed in non-current liabilities
Greenwind (1)	153	-
	153	-

(1)	The Company provides financial assistance to this company.

The following tables show the breakdown of the result from investments in associates and joint ventures:

	12.31.2018	12.31.2017	12.31.2016
Associates
Oldelval	116	41	7
Refinor	(138)	(113)	(4)
OCP	1,305	-	-
Other	1	(3)	-
	1,284	(75)	3

Joint ventures
CIESA	2,793	949	191
Citelec	801	1,012	92
Greenwind	(414)	(73)	-
	3,180	1,888	283
	4,464	1,813	286

The evolution of investments in associates and joint ventures is as follows:

	Note	12.31.2018	12.31.2017	12.31.2016
At the beginning of the year		11,875	9,608	2,136
Reclassifications (1)		-	457	-
Increase for subsidiaries acquisition		-	-	7,254
Dividends	17	(706)	-
Other decreases	13.1	(434)	(3)	(68)
Share of profit		4,464	1,813	286
Other comprehensive loss		(19)	-
At the end of the year		15,180	11,875	9,608

(1) Corresponds to the deconsolidation for sale of the interest in Greenwind.

5.3.3 Investment in CIESA-TGS

TGS’s Arbitral claim

On May 8, 2015, the Secretariat of the International Court of Arbitration of the International Chamber of Commerce notified TGS regarding the request for arbitration initiated by PAE and Pan American Sur SA (the "claimants") related to the execution of three natural gas processing contracts (for the February 2006 and February 2016 period) between the claimants and TGS that according to the demand, the claimants allege breach of contracts, that would have resulted in a lower allocation of the products obtained.

Between April 4 and September 29, 2017, the parties presented their arguments and the Arbitration Testing Hearing took place. The claimed amount reach U$S 306 million as of March 15, 2017 plus interest accrued until the date of actual payment. Finally, on December 15, 2017, the Claimants and TGS submitted their Final Conclusions Memorials.

On May 28, 2018, the International Court of Arbitration of the International Chamber of Commerce issued the final award by which it partially acknowledged the claim and ruled that the Company must pay damages to the claimants in the amount of U$S 19 million, plus interest accrued as from May 8, 2015 until the date of actual payment. This payment was made on June 14, 2018 for an amount of $ 553 million (equivalent to U$S 21.3 million).

Issuance of Corporate Bonds

On May 2, 2018, under the Short- and Medium-Term Corporate Bonds Program for a maximum amount of U$S 700 million approved by the CNV, TGS issued Class 2 corporate bonds for U$S 500 million at an annual 6.75% rate. Collected funds will be destined by TGS to: (i) the repurchase of Class 1 corporate bonds, (ii) the redemption of Class 1 corporate bonds; and (iii) capital expenditures.

Acquisition of own shares in TGS

In view of the fact that the TGS’ share price does not reflect either the value or the economic reality its assets currently or potentially have, this being detrimental to the interests of its shareholders, and taking into consideration TGS’ strong cash position and fund availability, on May 9, 2018, TGS’ Board of Directors approved the repurchase of own shares in the market, in Argentine pesos, for a maximum amount of $ 1,700 million (in terms of the constitution date).

Later, on September 6, 2018, TGS’ Board of Directors approved a program for the repurchase of own shares for a maximum amount of up to $ 1,800 million (in terms of the constitution date) and for a term of 180 calendar days, which terminated on March 5, 2019. The acquisition was made with net realized income, as shown in TGS’ Financial Statements for year ended December 31, 2018.

As of December 31, 2018, TGS holds 13,600,780 own shares in its portfolio, which represent 1.71% of its total capital stock. Their market acquisition cost amounted to $ 1,421 million which, in accordance with the provisions of Title IV, Chapter III, article 3.11.c of the Rules, restricts the amount of the retained earnings that TGS may distribute.

Vaca Muerta Project

The project consists in the construction of a gas collector pipeline that will allow to transport natural gas extracted by natural gas producers to the regulated transport systems operated by TGS and TGN and a gas conditioning plant in Tratayén city.

The Vaca Muerta system will have two collector pipelines; the first of them with an extension of 115 kilometers, a 36" diameter and 35 MMm3/d transport capacity (the "Northern Trench") and the second one with an extension of 33 kilometers, 30" diameter and 25 MMm3/d transport capacity (the "South Trench"). The gas transported by these pipelines system will be treated in the new conditioning plant that is being constructed by TGS in Tratayén city, Province of Neuquén with 5.0 MMm3/d of initial capacity, and the expansion of the capacity is planned to be extended as volumes of gas transported by the Vaca Muerta system increase.

TGS will invest approximately U$S 250 million in the implementation of transport and conditioning capacity. As of the date of issuance of these financial statements, the related works are in the process of being executed and TGS expects the habilitation of the work in stages beginning in the second quarter of 2019 and ending in the fourth quarter of the same year.

5.3.4 Other interest in Associates

Interests in mixed companies in Venezuela:

Interests in Petroritupano S.A. (22%), Petrowayú S.A. (36%), Petroven-Bras S.A. (34.49%) and Petrokariña S.A. (34.49%), companies organized as a result of the migration of operating agreements regulating the exploitation in Venezuela of the Oritupano Leona, La Concepción, Acema and Mata areas, respectively, were incorporated with the purchase of PPSL’s capital stock.

Given that as of the date of the acquisition of PPSL, the authorizations regarding the change of indirect control by the Government of Venezuela were not obtained, and considering the fact that the contracts of mixed companies provide the mandatory transfer of the shares for these cases, the Company has determined market value for its investment as of the date of acquisition was zero, considering: i) the monetary and fiscal policies implemented by the Venezuelan government together with the significant drop in international oil prices since 2014 that have eroded the ability of the mixed companies to efficiently operate the producing fields that resulted in increasing losses and reduction of equity in those investments, and ii) that there is very unlikely to acquire these assets in a stand-alone transaction, as conversion contracts establish that the transfer of direct control of the shares without obtaining prior approval of Venezuelan Government, implies that such participation is considered finished and all of the shares shall be transferred without any consideration in exchange for those shares.

Pampa has not recognized any share in the additional losses from these investments as it has not incurred any legal or implicit obligations or made any payments in the name of these mixed companies as from the acquisition date.

Additionally, under the agreements migration process, in 2006 the Venezuelan Government recognized in favor of the participating Company an interest-free severable and transferable credit in the amount of U$S 88.5 million which may be used to pay acquisition bonds under any new mixed company projects for the development of oil exploration and production activities, or licenses for the development of gas exploration and production operations in Venezuela. Since no projects have been undertaken for its use, negotiations for its transfer to third parties have been unsuccessful, and there are no other foreseen application alternatives, the Company keeps this credit valued at zero.

Mixed companies should sell to PDVSA all liquid hydrocarbons produced in the delimited area and the associated natural gas (if stipulated in the agreement), pursuant to a price formula based on international benchmarks such as BRENT.

As of the issuance of these financial statements, the Company has not obtained the timely requested authorizations regarding the change in indirect control. Notwithstanding that, the Company has submitted the requested technical, legal and financial information, as well as development plans and financing proposals, to the consideration of CVPSA (Corporación Venezolana de Petróleo S.A.)’s majority shareholder, without obtaining a favorable answer. Furthermore, CVPSA has expressed that, in view of the time elapsed, the Company should begin a new process for the presentation of plans under the guidelines to be provided by the Ministry of People’s Power for Oil of the Bolivarian Republic of Venezuela, which have not been informed to the Company yet. Given these circumstances, the Company has expressed to the Venezuelan Government’s authorities that it is no longer interested in submitting investments and/or financing proposals in mixed companies and that it is willing to negotiate the transfer of its shares to CVPSA.

Investment in Oleoductos de Crudos Pesados (OCP)

The Company has an 11.42% equity interest in OCP, an oil pipeline in Ecuador that has a transportation capacity of 450,000 barrels/day.

As of December 31, 2017, OCP has negative equity as a result of certain tax assessments in favor of the Government of Ecuador in issues where OCP and the Ecuadorian Treasury have differences in interpretation. However, and since the Company has not made any capital contributions or financial assistance commitments to OCP, this shareholding as of December 31, 2017, has been valued at zero.

However, on December 6, 2018, OCP entered into a settlement agreement with the Republic of Ecuador to terminate all claims and legal actions brought by the parties regarding discrepancies with the Ecuadorian Treasury. This agreement stipulates a total settlement amount of U$S 182 million, of which U$S 64 million will be offset with receivables from income tax withholdings made by OCP in the 2004-2005 and 2007-2014 periods and U$S 7 million with a payment previously made by OCP corresponding to the determination of the 2003 fiscal year, and the remaining U$S 111 million will be paid in cash in two installments. After satisfactorily meeting the stipulated obligations, on December 21, 2018, the parties executed a settlement agreement letter.

As a result of the agreement, OCP has recorded profits for U$S 387 million. The Company has resumed recognising its participation in OCP’s profits, through PEB, after recording previously unrecognized losses; therefore, as of December 31, 2018, it has recognised profits for the participation in OCP’s results in the amount U$S 35 million ($ 1,305 million).

Furthermore, on December 5, 2018, the Company, through its subsidiary PEB, entered into an agreement with Agip Oleoducto de Crudos Pesados BV for the purchase of shares representing 4.49% of OCP’s capital stock and the subordinated debt issued by OCP. Additionally, among other precedent conditions, the closing of the operation is subject to the Ecuadorian Government’s authorization. On March 8, 2019, the Ecuadorian Government granted the authorization and on March 19, 2019, OCP was notified. Finally, as of the date of issuance of these financial statements, the parties are working to comply the steps required to the closing of the transaction.

5.4        OPERATIONS IN HYDROCARBON CONSORTIUMS

5.4.1 General considerations

The Company is jointly and severally liable with the other participants for meeting the contractual obligations under these arrangements.

The production areas in Argentina are operated pursuant to concession production agreements with free hydrocarbons availability.

According to Law No.17,319, royalties equivalent to 12% of the wellhead price of crude oil and natural gas are paid in Argentina. The wellhead price is calculated by deducting freight and other sales related expenses from the sale prices obtained from transactions with third parties. This rate may increase from 3% to 4% depending to the producing jurisdiction and market value of the product.

5.4.2 Oil and gas areas and participation in joint-operations

As of December 31, 2018, the Company and associates are part of the joint operations and consortia for the exploration and production of oil and gas as indicated below:

			Participation			Duration Up To
Name	Note	Location	Direct	Indirect	Operator

Argentine production
Río Neuquén		Río Negro and Neuquén	33.07%	-	YPF	2027/2051
Sierra Chata		Neuquén	45.55%	-	PAMPA	2053
El Mangrullo		Neuquén	100.00%	-	PAMPA	2053
La Tapera - Puesto Quiroga		Chubut	35.67%	-	Tecpetrol	2027
El Tordillo		Chubut	35.67%	-	Tecpetrol	2027
Aguaragüe		Salta	15.00%	-	Tecpetrol	2023/2027
Gobernador Ayala		Mendoza	22.51%	-	Pluspetrol	2,036
Anticlinal		Neuquén	15.00%	-	YPF	2026
Estación Fernández Oro		Río Negro	15.00%	-	YPF	2026
Rincón del Mangrullo		Neuquén	50.00%	-	YPF	2052
Senillosa	(a)	Neuquén	85.00%	-	PAMPA	2040

Foreign
Oritupano - Leona		Venezuela	-	22.00%	PDVSA	2025
Acema		Venezuela	-	34.49%	PDVSA	2025
La Concepción		Venezuela	-	36.00%	PDVSA	2025
Mata		Venezuela	-	34.49%	PDVSA	2025

Argentine exploration
Parva Negra Este		Neuquén	42.50%	-	PAMPA	2019
Enarsa 1 (E1)	(b)	Argentine Continental Shelf	25.00%	-	YPF	-
Enarsa 3 (E3)	(b)	Argentine Continental Shelf	35.00%	-	PAMPA	-
Chirete		Salta	50.00%	-	High Luck Group Limited	2019
Río Atuel		Mendoza	33.33%	-	Tecpetrol	2019
Borde del Limay	(c)	Neuquén	85.00%	-	PAMPA	2014
Los Vértices	(c)	Neuquén	85.00%	-	PAMPA	2014
Veta Escondida y Rincón de Aranda		Neuquén	55.00%	-	PAMPA	2027
Las Tacanas Norte		Neuquén	90.00%	-	PAMPA	2023

(a)	It is in process for the total reversal of the area
(b)	The Company, in compliance with section 5.2 of the respective partnership agreements, informed to the partners of Enarsa 1 and Enarsa 3, its decision not to participate in retraining them in exploration permits according to section 30 of Law 27.007.
(c)	It is in process of returning to Gas y Petróleo del Neuquén SA (“GyP”, permit holder).

5.4.3 New concession and changes in working interest oil and gas areas

5.4.3.1 Parva Negra Area

The exploration license for Parva Negra Este, an area located in the Province of Neuquén granted under concession to GyP and operated by Pampa since April 2014 for a term of 4 years, expired in the month of April 2018. As the original agreement had stipulated the possibility to extend it for a year, GyP requested such extension in due time and manner.

On June 7, 2018, the Province of Neuquén issued Executive Order No. 759/18 ratifying such extension until April 3, 2019. Pampa has a 42.5% interest in the Parva Negra Este area.

5.4.3.2 Senillosa Area

As a result of the low pressure and production in the wells, the long-term production trial was terminated and the built facilities in UTE Senillosa were dismantled. Therefore, the Company recorded an impairment of property, plant and equipment in the amount of $ 74 million under “Exploration Expenses” as of December 31, 2016.

In the first semester of 2018, the well abandonment tasks in the 12 wells required by the Department of Environment of the Province of Neuquén were completed and, as of the date of issuance of these financial statements, proceedings for the final reversal of the block are in course.

5.4.3.3 Las Tacanas Norte area

Under the Public Tender No 1/2017 - V Round, for the selection of companies interested in the exploration, development and eventual exploitation of the blocks located in the Province of Neuquén and concessional in favor of the Gas y Petróleo del Neuquén S.A. (‘GyP’), on November 1, 2017, the Board of Directors of GyP has proceed to award in favor of the Company for the offer summited for Las Tacanas Norte block.

Las Tacanas Norte block has a 120 km2 surface and is adjacent to El Mangrullo block, which is currently operated by the Company. The accepted offer consists of a perforation of up to 8 wells with the objective toward Vaca Muerta formation, and other exploratory studies.

On January 4, 2019, with the publication in the BO of Executive Order No. 2315/18 passed by the Executive Branch of the Province of Neuquén, this exploratory agreement, effective for a term of 4 years, entered into force. Pampa is the operator of Las Tacanas Norte area with a 90% interest, and GyP is the permit holder with a 10% interest.

5.4.3.4 Rincón del Mangrullo area

On August 1, 2017, YPF entered into an Agreement with the Province of Neuquén for the awarding of an unconventional exploitation concession in the Rincón del Mangrullo area, which was approved by a provincial executive order.

The main commitments of the Agreement are as follows:

-	A 35-year extension of the exploitation concession,
-	A commitment to pay a bond, a corporate social responsibility contribution and the stamp tax for a total amount of U$S 20 million, and
-	An investment commitment of U$S 150 million aiming to further the development of the Mulichinco formation (tight gas) and to explore the potential of the Lajas and Vaca Muerta formations.

Although the Company will participate in this new unconventional concession in Rincón del Mangrullo jointly with YPF, its investment commitment will amount to 30% of the total amount agreed upon between YPF and the Province of Neuquén as PEPASA’s Agreement with YPF does not include the Vaca Muerta formation.

5.4.3.5 Extension of Concessions in El Mangrullo and Sierra Chata blocks:

El Mangrullo

On June 5, 2018, the Company was granted a 35-year extension at El Mangrullo block for the development of unconventional gas (shale and tight gas) under the new exploitation concession granted by the Cutral Có and Plaza Huincul Intermunicipal Autarchic Entity (“ENIM”), which was ratified by the respective provincial executive order on June 18, 2018.

El Mangrullo block is fully developed by Pampa, and the undertaken commitment consists of an investment pilot plan in the amount of U$S 205 million during the next 5 years aiming to continue developing the Mulichinco formation and exploring the potential of the Vaca Muerta formation (shale gas). Moreover, Pampa disbursed an exploitation bond and a contribution to corporate social responsibility for U$S 15.4 million.

Sierra Chata

On July 10, 2018, the Company entered into a Memorandum of Understanding with the Province of Neuquén for the granting of a new 35-year concession for the exploitation of unconventional hydrocarbons at the Sierra Chata block aiming at the development of shale and tight gas in the Vaca Muerta and the Mulichinco formations, respectively. The Memorandum of Understanding entered into force on July 27, 2018 with the passing of Provincial Executive Order No. 1,086/18.

Pampa has a 45.6% stake in the consortium and is the block’s operator. The Consortium committed to make investments in the block for an amount of U$S 520 million during the next 5 years (of which Pampa will contribute the amount corresponding to its stake) seeking to continue developing the Mulichinco formation and explore the potential of the Vaca Muerta formation. Moreover, the Consortium disbursed an exploitation bond and a contribution to corporate social responsibility for U$S 30 million.

Both projects are in line with the Company’s strategy to focus its investments on the exploration and production of natural gas, with special emphasis on the development and exploitation of unconventional gas reserves at our blocks in the Neuquina basin.

5.4.3.6 Exploration Permit in Oil Areas

In September 2018, the exploration permit for Río Atuel, an area located in the Province of Mendoza operated by Petrolera El Trébol, expired, and the permit term was extended until March 13, 2019 pursuant to Administrative Decision No. 19/18 issued by the Department of Hydrocarbons of Mendoza. As a result of the delay in the approval of the drilling project filed with the Department of Environmental Protection on December 19, 2018, on February 19, 2019, Petrolera El Trébol requested the suspension of the term in progress for a six-month period as from obtaining such approval to complete the works committed for the second exploratory period. Pampa has a 33.33% interest in the Río Atuel area.

Furthermore, the exploration permit for Chirete, an area located in the Province of Salta operated by High Luck Group Limited, expired in November 2018. However, as the drilling of a well is in progress, an extension has been requested to the Province, which is expected to be granted until the completion of the well’s drilling and testing. Pampa has a 50% interest in the Chirete area.

5.5 Exploratory well costs

The following table provides the year end balances and activity for exploratory well costs, during the years ended December 31, 2018 and 2017:

	12.31.2018	12.31.2017	12.31.2016

At the beginning of the year	452	486	208
Increase for subsidiaries acquisition	-	-	425
Increases	309	226	188
Transferred to development	(5)	(216)	(136)
Loss of the year	(28)	(44)	(199)
At the end of the year	728	452	486

Number of wells at the end of the year	7	7	7

5.6 Operations in Ecuador

As from 2006 the Ecuadorian government implemented far-reaching tax and regulatory reforms in connection with hydrocarbon activities, which involved material changes in the conditions set forth at the time of execution of participation agreements.

Amendatory Agreements and Law amending the Hydrocarbon Law

On October 31, 2008, EcuadorTLC S.A., Teikoku Oil Ecuador and Petroecuador, among others, executed the Amendatory Agreements regulating the operation of Block 18 and Palo Azul while the parties negotiated the migration to a new contract modality.

As a result of the negotiation process mentioned above, the Company decided not to accept the final proposal received from the Ecuadorian government, as this is insufficient to migrate to Service Agreements in Block 18 and Palo Azul Unified Field. Consequently, through Resolution dated November 25, 2010 the Hydrocarbon Secretary notified EcuadorTLC S.A. the termination of the Participation Agreements and instructed Petroamazonas EP to undertake the operational transition process; the Ecuadorian government must compensate the terminated parties in an amount equivalent to unamortized investments adjusted by a variable rate and provides for a period of time for the Ecuadorian government and the terminated parties to work out the details of the termination payment.

After bringing several administrative and judicial proceedings, not having reached an agreement with the Ecuadorian government, EcuadorTLC SA, Cayman International Exploration Company and Teikoku Oil Ecuador, members of the joint operation, presented, on February 26, 2014 the request for arbitration against Ecuador and EP Petroecuador under the arbitration Rules of the United Nations Commission on International Trade Law.

On January 16, 2018 the Arbitration Court issued the Award, which determined a Settlement Value of U$S 176 million for Ecuador TLC based on its interest in the Block.

As regards the Arbitration, on March 19, 2018, the Republic of Ecuador and the Plaintiff Partners entered into an agreement (the “Agreement”) whereunder the Plaintiff Partners will not seek the collection of the Award in consideration of the award of consequential damages, which for Ecuador TLC consist of (i) the release from tax and labor claims in dispute in the amount of U$S 132 million, and (ii) the additional collection of U$S54 million in three installments payable in the months of March, April and May. Additionally, the parties agreed that Ecuador TLC would be the sole beneficiary of the collection of the amount of U$S9 million corresponding to an obligation undertaken by Petromanabí (a member of the Block 18 Consortium but not a plaintiff). This receivable has not been recognized in view of its contingent nature.

Furthermore, the Republic of Ecuador has declared and recognized in the Agreement: (i) that the Agreement is fully valid and binding on the Republic of Ecuador, (ii) that any payment default by the Republic of Ecuador under the Agreement will enable the Plaintiff Partners to fully enforce the Final Award, and (iii) there are no other obligations pending performance regarding the operation and exploitation of Block 18 by the Plaintiff Partners.

As a result of the Agreement, the Company has disclosed net profits for U$S40 million ($ 1,116 million) as of December 31, 2018, made up of: i) profits of U$S 133 million as consequential damages after writing off the receivable of U$S 53 million to be recovered from the Ecuadorian Government pursuant to the Amending Agreements, and ii) a U$S 93 million loss associated with the agreement to the terms of the tax claims assigned to Ecuador TLC in accordance with the Agreement.

As of May 3, 2018, Ecuador TLC has collected the three installments and has waived (without this implying an admission of facts or rights) the proceedings brought in the Ecuadorian Internal Revenue System Claims, and the Ecuadorian Government has made the withholding to cancel all tax debts.

Crude Oil Transportation Agreement with OCP

The Company holds a contract with OCP, whereby it assumed a commitment to an oil transport capacity of 80,000 barrels/day for a term of 15 years counted as from November 10, 2003.

The transport contract is a “Ship or Pay” contract, so the Company must meet its contractual obligations for the total volume agreed upon, regardless of the real volume transported, and has to pay, the same as the other producers, a rate that covers the operating costs and financial services of OCP, among others.

EcuadorTLC has the right to sell the transport capacity in the heavy crude oil pipeline (OCP) to mitigate the negative impact of its non-use. Periodically, the Company negotiates the sale of the hired transport capacity. On December 31, 2008, the Company entered into a contract with Petroecuador whereby the Ecuadorian State assumed a commitment to charge, effective January 1, 2009, the available crude owned by it and transported through the heavy crude oil pipeline to the oil transport capacity hired by the Company, up to a maximum volume of 70,000 barrels/day. In addition, the Company sold transport capacity of approximately 8,000 barrels/day of oil for the period from July 2004 to January 2012. As a result of the contract non-compliance by the buyers, the Company is making the pertinent claims to Petroecuador. To such effect, a mediation proceeding has been brought before the Center for Mediation of the Attorney General’s Office of the Government of Ecuador sitting in the City of Quito.

In January 2018, EcuadorTLC assigned to PEO a transportation capacity of 10,000 barrels/day. In consideration thereof, EcuadorTLC will pay to PEO U$S 2.9 million.

In January 2018 PEO declared the Equity Expropriation Event, whereby, under certain circumstances stipulated in the agreement, the Company, in its capacity as guarantor, will bear the payments for the capital charges associated with the assigned transportation capacity.

The agreement terminated on November 10, 2018 and, therefore collaterals held to ensure compliance with related financial commitments were gradually released as those commitments become extinguished. As of December 31, 2018, the Company does not hold any collaterals in this respect.

Investment in Oleoductos de Crudos Pesados (OCP) - Ecuador

The Company has a 11.42% equity interest in OCP, an oil pipeline in Ecuador that has a transportation capacity of 450,000 barrels/day. See detail in Note 5.3.4